DE MEO, YOUNG, MCGRATH
                         A PROFESSIONAL SERVICES COMPANY


         SUITE 517                                            SUITE 411
2400 EAST COMMERCIAL BOULEVARD                        2424 NORTH FEDERAL HIGHWAY
FORT LAUDERDALE, FLORIDA 33308                        BOCA RATON, FLORIDA 33431
       (954) 351-9800                                      (561) 447-9800
     FAX (954) 938-8683                                  FAX (561) 391-8856
        www.dymco.net                                       www.dymco.net

ANTHONY DE MEO, CPA*, ABV,PFS                            MICHAEL I. BLOOM, CPA
ROBERT E. MCGRATH, CPA                                LAWRENCE E. DEBRUNNER, CPA
DAVID I. STOCKWELL, CPA
BARRY E. WAITE, CPA                                        ------------------
ROBERTA N. YOUNG, CPA                         *regulated by the State of Florida

                                                              September 9, 2005
U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, NW
Washington, DC 20549
                                                 Re: Union Dental Holdings, Inc.
Dear Sir/Madame:

      We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 of our report dated March 22, 2005, of our audit of the financial statements of Union Dental Holdings, Inc. for the years ended December 31, 2003 and December 30, 2004, and to all references to our firm included in this Registration Statement.


                                                     Sincerely,

                                                     /s/ De Meo, Young, McGrath


                                                     De Meo, Young, McGrath

                                       DYM
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